       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              ____________________

                                 SOFTLINK, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            NEVADA                                       86-0891610
(State of Incorporation or Organization) (I.R.S. Employer Identification Number)

2041 MISSION COLLEGE BOULEVARD
          SUITE 259
   SANTA CLARA, CALIFORNIA                                95054
(Address of Principal Executive Offices)                (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

                              ____________________

 Securities Act registration statement file number to which this form relates:

                                   333-90185

       Securities to be registered pursuant to Section 12(b) of the Act:

                                     NONE

       Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $0.001 PAR VALUE PER SHARE
                                (Title of Class)
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Item 1.    Description of the Registrant's Securities to be Registered.

     This Registration Statement relates to the Common Stock, par value $0.001 per share, of Softlink, Inc. (the "Registrant"). Reference is made to the information set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form SB-2 (File No. 333-90185) as originally filed with the Securities and Exchange Commission on November 2, 1999, or as subsequently amended (the "Registration Statement"), and in the Prospectus included as part of the Registration Statement, which information is incorporated herein by reference.

Item 2.    Exhibits

     The following exhibits are filed herewith or incorporated herein by reference:

Exhibit Number   Description of Exhibit
---------------  ----------------------

3.1 Articles of Incorporation of the Company (incorporated herein by reference to Exhibit 3.1 to the Registration Statement)

3.2 Certificate of Amendment to the Articles of Incorporation of the Company (incorporated herein by reference to Exhibit 3.2 to the Registration Statement)

3.3 Certificate of Amendment to the Articles of Incorporation of the Company (incorporated herein by reference to Exhibit 3.3 to the Registration Statement)

3.4 Certificate of Designation of Preferences for Series A Preferred Stock of the Registrant (incorporated herein by reference to Exhibit 3.4 to the Registration Statement)

3.5 By-Laws of the Company (incorporated herein by reference to Exhibit 3.5 to the Registration Statement)

4.1 Specimen Common Stock Certificate of the Company (incorporated herein by reference to Exhibit 4.1 to the Registration Statement)

99.1 The description of the Registrant's Common Stock set forth under the caption "Description of Capital Stock" on pages
                 51-58 of the Prospectus included in the Registration Statement.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 12, 1999

SOFTLINK, INC.


By: /s/ WILLIAM YUAN
------------------------------------
William Yuan
Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX

The following Exhibits are attached hereto and incorporated herein by reference:

Exhibit Number   Description of Exhibit
---------------  ----------------------

3.1 Articles of Incorporation of the Company (incorporated herein by reference to Exhibit 3.1 to the Registration Statement)

3.2 Certificate of Amendment to the Articles of Incorporation of the Company (incorporated herein by reference to Exhibit 3.2 to the Registration Statement)

3.3 Certificate of Amendment to the Articles of Incorporation of the Company (incorporated herein by reference to Exhibit 3.3 to the Registration Statement)

3.4 Certificate of Designation of Preferences for Series A Preferred Stock of the Registrant (incorporated herein by reference to Exhibit 3.4 to the Registration Statement)

3.5 By-Laws of the Company (incorporated herein by reference to Exhibit 3.5 to the Registration Statement)

4.1 Specimen Common Stock Certificate of the Company (incorporated herein by reference to Exhibit 4.1 to the Registration Statement)

99.1 The description of the Registrant's Common Stock set forth under the caption "Description of Capital Stock" on pages
                 51-58 of the Prospectus included in the Registration Statement.